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                                                                    EXHIBIT 23.2

                           CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the use in the Form S-1 registration statement of our report dated April 19, 1999, relating to the consolidated financial statements of Power Technology, Inc., which is contained therein.

Salt Lake City, Utah                     CROUCH, BIERWOLF & CHISHOLM
November 13, 2000




















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